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                                                                 Exhibit 10.1.1


                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is dated as of the 28th day of July, 2000 by and among DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation (the "Company"), the banks and other financial institutions listed on Schedule I to the Credit Agreement (as hereinafter defined)(collectively, together with any banks or financial institutions from time to time parties to the Credit Agreement, the "Banks") and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, as agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

         The Company, the Banks, and the Agent are parties to a certain Credit Agreement dated as of the 28th day of December, 1999 (as amended and in effect from time to time, the "Credit Agreement") whereby the Banks agreed to make loans and advances and otherwise extend credit to the Company.

         The Company, the Banks, and the Agent amended the Credit Agreement in certain respects pursuant to a certain First Amendment to Credit Agreement dated as of the 28th day of January, 2000 (the "First Amendment").

         The Company, the Banks, and the Agent desire to further amend the Credit Agreement.

         Section 10.1. of the Credit Agreement provides that no amendment, supplement or modification of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Company, the Banks and the Agent.

         NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

1. Defined Terms. Defined terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment to Credit Agreement.

         (i) Section 7.1.(b) of the Credit Agreement, entitled "EBITDA to Interest Expense," is hereby amended and restated in its entirety as follows:

                  (b) EBITDA to Interest Expense. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Consolidated EBITDA


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         for the applicable period to (ii) Consolidated Interest Expense for such period to be less than the ratio set forth opposite such FQED:


                          FQED                                        Ratio
                          ----                                        -----
         The FQED ending on or about July 31, 2000                2.00 to 1.00
         The FQED ending on or about October 31, 2000
           and thereafter                                         2.25 to 1.00

3. Confirmation of Agreements. The Company, the Banks, and the Agent hereby agree that, except as provided in this Second Amendment, the Credit Agreement (as amended by the First Amendment), the Notes and the Loan Documents, and the grant of the liens, security interests and other encumbrances thereunder, and their agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed and restated as of the date hereof.

4. Effect of Amendment. The Company, the Banks, and the Agent hereby agree that, except as provided in this Second Amendment, the Credit Agreement (as amended by the First Amendment) remains in full force and effect and has not been modified or amended in any respect, it being the intention of the Company, the Banks, and the Agent that this Second Amendment and the Credit Agreement (as amended by the First Amendment) be read, construed and interpreted as one and the same instrument.

5. Benefit. This Second Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

6. Amendments. This Second Amendment shall be modified only in writing, executed by all parties hereto.

7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8. Effectiveness. This Second Amendment shall become effective as of the date of the execution and delivery by each of the Company, the Banks, and the Agent of a counterpart of this Second Amendment, and, in the case of the Company, its delivery to the Agent or its legal counsel of telephonic (confirmed in writing), written, facsimile or telex notice (actually received) that the same has been signed and delivery thereof arranged for (by mail, overnight courier or hand delivery) (the "Effective Date").

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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the Effective Date.

                                       DAIRY MART CONVENIENCE STORES, INC.


                                       By:  /s/ Susan D. Adams
                                           -----------------------------------
                                           Name:   Susan D. Adams
                                           Title:  Vice President



                                       CITIZENS BANK OF CONNECTICUT,
                                       Individually and as Agent


                                       By: /s/ Karen F. Booth
                                           -----------------------------------
                                           Name:   Karen F. Booth
                                           Title:  Vice President



                                       NATIONAL CITY BANK


                                       By:  /s/  Michael Sweeney
                                           -----------------------------------
                                           Name:   Michael Sweeney
                                           Title:  Senior Vice President



                                       PROVIDENT BANK


                                       By:  /s/ James Hojnacki
                                           -----------------------------------
                                           Name:   James Hojnacki
                                           Title:  Vice President